UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2021

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Notes and Indenture

On September 29, 2021, Helmerich & Payne, Inc. (the “Company”) completed a private offering of $550,000,000 aggregate principal amount of its 2.900% senior notes due 2031 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The Notes will mature on September 29, 2031 and bear interest at a rate of 2.900% per annum. The Notes are the Company’s general unsecured obligations and are effectively junior in right of payment to any of the Company’s future secured debt, to the extent of the value of the collateral therefor, equal in right of payment with all of the Company’s existing and future unsecured unsubordinated debt, senior in right of payment to any of the Company’s future senior subordinated or subordinated debt and structurally subordinated to all debt and other liabilities of the Company’s subsidiaries.

The Notes have not been registered under the Securities Act or any state or foreign securities laws and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and any applicable state or foreign securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering of the Notes is being made solely pursuant to a private offering circular and only to such persons and in such jurisdictions as are permitted under applicable law.

The Notes were issued pursuant to an Indenture, dated as of December 20, 2018 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture thereto, dated as of September 29, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Company may redeem the Notes at its option, in whole or in part, at any time or from time to time prior to June 29, 2031, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values, as calculated by the Independent Investment Banker (as defined in the Indenture), of the remaining scheduled payments of principal and interest thereon (exclusive of the interest accrued to the redemption date) computed by discounting such payments to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at a rate equal to the sum of the Treasury Rate (as defined in the Indenture) for such Notes plus 25 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Company may redeem the Notes at its option, in whole or in part, at any time or from time to time on or after June 29, 2031, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains certain covenants that, among other things, limit the ability of the Company and its subsidiaries to incur certain liens; engage in sale and lease-back transactions; and consolidate, merge or transfer all or substantially all of the assets of the Company. These covenants are subject to a number of important exceptions, limitations and qualifications. The Indenture also contains customary events of default with respect to the Notes, including: (i) default in payment of any principal of or premium, if any, on any Notes when due; (ii) default in payment of any interest on any Notes when due, continued for 30 days; (iii) failure by the Company to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an event of default under the Indenture (other than an event of default described in clause (iv) above) occurs and is continuing, either the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the principal amount of the Notes to be due and payable immediately. If an event of default described in clause (iv) above occurs, the principal amount of the Notes will be automatically due and payable immediately.

The foregoing description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the form of the Notes attached thereto), copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company also entered into a registration rights agreement, dated September 29, 2021 (the “Registration Rights Agreement”), with the initial purchasers of the Notes named therein. Under the Registration Rights Agreement, the Company agreed, among other things, to: (i) file a registration statement for the Notes (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for freely tradeable notes having terms identical in all material respects to such Notes (the “Registered Exchange Offer”); (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act not later than 270 days after the date of the Registration Rights Agreement (June 26, 2022); and (iii) use commercially reasonable efforts to cause the Registered Exchange Offer to be completed not later than 300 days after the date of the Registration Rights Agreement (July 26, 2022), subject to certain limitations.

If, among other events, the Registered Exchange Offer is not completed by the 300th day after the date of the Registration Rights Agreement, then special additional interest will accrue in an amount equal to 0.25% per annum of the principal amount of the Notes, from and including the date on which such default shall occur to but excluding the date on which such default is cured.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On September 29, 2021, the Company issued a press release announcing the closing of the offering of the Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
4.1	Indenture, dated December 20, 2018, between Helmerich & Payne, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-K filed on December 20, 2018, SEC File No. 001-04221).
4.2	Second Supplemental Indenture, dated September 29, 2021, to the Indenture, dated December 20, 2018, between Helmerich & Payne, Inc. and Wells Fargo Bank, National Association, as trustee (including the form of 2.900% Senior Note due 2031).
4.3	Registration Rights Agreement, dated September 29, 2021, among Helmerich & Payne, Inc. and the initial purchasers named therein.
99.1	Press Release dated September 29, 2021, issued by the Company.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary

Date: September 29, 2021